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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



     Date of report (date of earliest event reported):  July 17, 2001


                        FIRST INTERSTATE BANCSYSTEM, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             MONTANA                    33-64304            81-0331430
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 (State or other jurisdiction of      (Commission         (IRS Employer
   incorporation or organization)       File No.)       Identification No.)


                       401 NORTH 31ST STREET, BILLINGS, MT
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                    (Address of principal executive offices)


                                 (406) 255-5390
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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     Item 1.    Not Applicable.

     Item 2.    Not Applicable.

     Item 3.    Not Applicable.

     Item 4.    Changes in Registrant's Certifying Accountant.

                Effective July 17, 2001, First Interstate BancSystem, Inc. and Subsidiaries (the "Company") appointed Ernst & Young LLP as the Company's principal accountants. The Company's Board of Directors approved this action upon recommendation of the Company's Audit Committee.

                No consultations or communications, written or oral, regarding the application of accounting principles to specified transactions, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements took place between the Company and Ernst & Young LLP during the two years ended December 31, 2000 or in the subsequent interim period through July 17, 2001.

     Item 5.    Not Applicable.

     Item 6.    Not Applicable.

     Item 7.    Financial Statements and Exhibits.

                (a)  Not Applicable.

                (b)  Not Applicable.

                (c)  Not Applicable.

     Item 8.    Not Applicable.

     Item 9.    Not Applicable.




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                                    SIGNATURE

              Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  July 17, 2001

                                       FIRST INTERSTATE BANCSYSTEM, INC.



                                       By: /s/ THOMAS W. SCOTT
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                                               Thomas W. Scott
                                               Chief Executive Officer